EXHIBIT 10.14 Kalitta Maintenance Agreement
AIRCRAFT AND/OR ENGINE
MAINTENANCE SERVICES AGREEMENT
Dated as of December 24, 2015 by and between
  BALTIA AIR LINES, INC.  and
KALITTA AIR, LLC d/b/a KALITTA MAINTENANCE
Agreement No. __________
INDEX INDEX TO EXHIBITS
ARTICLE ARTICLE 1 ARTICLE 2 ARTICLE 3 ARTICLE 4 ARTICLE 5 ARTICLE 6
ARTICLE 7 ARTICLE 8 ARTICLE 9 ARTICLE 10 ARTICLE 11 ARTICLE 12 ARTICLE

13 ARTICLE 14 ARTICLE 15 ARTICLE 16 ARTICLE 17 ARTICLE 18 ARTICLE 19
ARTICLE 20  HEADING DEFINITIONS ENGAGEMENT TERMS OF AGREEMENT SCOPE OF

THE SERVICES PARTS, MATERIAL, SUPPLIES REGULATORY REQUIREMENTS OUTSIDE
  SERVICES DELIVERY, ACCEPTANCE AND REDELIVERY CHARGES AND PAYMENTS
WARRANTIES RELEASE AND INDEMNIFICATION INSURANCE DEFAULT AND REMEDIES
DELAYS TAXES RECORDS NON LIABILITY OF INDIVIDUALS CUSTOMER'S
REPRESENTATIVES NON DISCLOSURE/NON SOLICITATION MISCELLANEOUS
EXHIBIT  EXHIBIT HEADING   EXHIBIT 1  WORK AUTHORIZATION FORM
EXHIBIT 2  SCHEDULE OF CHARGES
EXHIBIT 3  MODIFICATION OF WORK SCOPE  REQUEST
EXHIBIT 4  AIRCRAFT DELIVERY RECEIPT
EXHIBIT 5  AIRCRAFT REDELIVERY RECEIPT
EXHIBIT 6  ENGINE DELIVERY RECEIPT
EXHIBIT 7  ENGINE REDELIVERY RECEIPT
EXHIBIT 8  MISCELLANEOUS EXPENDABLE MATERIAL &SUPPLIES (MSP) LIST
EXHIBIT 9  INVENTORY LIST OF CUSTOMER PROVIDED PARTS
EXHIBIT 10  FUELING SERVICES ADDENDUM
EXHIBIT 11  KALITTA REQUIRED INSURANCE
EXHIBIT 12  CUSTOMER REQUIRED INSURANCE
EXHIBIT 12.1  CUSTOMER CERTIFICATE OF INSURANCE
AIRCRAFT AND/OR ENGINE MAINTENANCE
  SERVICES AGREEMENT
THIS AIRCRAFT AND/OR ENGINE MAINTENANCE SERVICES AGREEMENT is made as of the 24th day of December 2015 (the "Effective Date"), between
BALTIA AIR LINES, INC. a New York Corporation, having its registered office at John F. Kennedy International Airport, Terminal 4, Room
262.089, Jamaica, NY 11430 (hereinafter referred to as "CUSTOMER"), and KALITTA AIR, L.L.C. (dba KALITTA MAINTENANCE), a Michigan limited liability company having its registered office at 818 Willow Run
Airport, Ypsilanti, Michigan 48198 (hereinafter called "KALITTA").
CUSTOMER and KALITTA may hereinafter be referred to individually as a
" Party" and collectively  as the "Parties".  RECITALS
WHEREAS, CUSTOMER desires that KALITTA perform maintenance services on
  CUSTOMER's Aircraft and/or Engine as may be designated by CUSTOMER from time to time as set
forth in Exhibit 1 hereto; and

WHEREAS, KALITTA maintains and operates a Federal Aviation
Administration approved certified facility (Repair Station with certificate number KO0R718X) for the performance of aircraft and engine inspection, maintenance, modification, overhaul and repair services, and KALITTA is willing to provide the Services (as defined below) on the terms and conditions as set out below;
NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein, the two parties agree as follows:
1 DEFINITIONS
In this Agreement, unless the context requires otherwise:
1.1 "Acceptance Tests"  means acceptance ground and flight tests performed on the Aircraft by CUSTOMER prior to Redelivery in accordance with the provisions of Article 8.5 and 8.7 hereof.
1.2 "Agreement"  means this Aircraft and/or Engine Maintenance
Services Agreement and all schedules, annexes and exhibits hereto as well as all amendments or variation as agreed in writing from time to time by the parties hereto.  Version 1 February 23, 2016
1.3 "Aircraft"  means the aircraft and installed engines owned by
CUSTOMER on which Services are to be performed pursuant to a Work
Authorization Form.
1.4 "Delivery"   means the delivery of the Aircraft and/or Engine by
CUSTOMER to KALITTA at the Facility.  1.5 "Delivery Date"
means the date of Delivery of an Aircraft and/or
Engine by CUSTOMER to KALITTA at the facility.  1.6 "Delivery Receipt"
means a receipt in the form of Exhibit 4
(Aircraft) and Exhibit 6 (Engine) hereto executed by KALITTA and
CUSTOMER upon the Delivery of the Aircraft and/or Engine.
1.7 "Engine"  means the engine owned by CUSTOMER on which Services are to be performed pursuant to a Work Authorization Form.
1.8 "Engine Test"   means a test performed pursuant to the Pratt &
Whitney or General Electric Maintenance Manual.  1.9 "FAA"
means the Federal Aviation Administration of the United
States of America, and any successor thereof.
1.10 "Facility"   means KALITTA's facility at OSC, Oscoda, Michigan.
1.11 "FARs"  means any regulations promulgated by the FAA and any successor thereof that are applicable to the provision of the Services.
  1.12 "Herein", "hereof', "hereunder", and like terms  shall refer to this Agreement, as the same may be amended or supplemented from time to time.
1.13 "Induction Date"   means the date KALITTA will begin the work on
the Aircraft and/or Engine as described in Exhibit 1 hereto.
1.14 "Modified Work Scope Services"  means any additional maintenance, modification or other services, other than those described in the Work
Authorization Form, requested by CUSTOMER in writing (including e mail) which, will modify the Work Authorization Form and shall become part of this Agreement.
1.15 "Modification of Work Scope Request" or "MWSR"  means a document in the form of Exhibit 3 for Additional Services, which should be executed by KALITTA and CUSTOMER. The MWSR shall memorialize the request by CUSTOMER to amend the Work Authorization Form to include the Additional Services to be performed by KALITTA.
Version 1 February 23, 2016  1.16 "Parts"
means all accessories, components, instruments and other
equipment, parts and materials required for the performance of the
Services (other than engines).  1.17 "Redelivery"
means the redelivery of the Aircraft and/or Engine
from KALITTA to CUSTOMER at the Facility at the completion of the
Services, in accordance with Article 8 hereof.

1.18 "Redelivery Date"   means the date of Redelivery.
1.19 "Redelivery Receipt"  means a receipt in the form of Exhibit 5
(Aircraft) and Exhbit 7 (Engine) hereto executed by KALITTA and
CUSTOMER concurrently with the Redelivery of the Aircraft and/or
Engine.  1.20 "Schedule of Charges"  means the Schedule of Charges for performing the Services and providing Parts as set forth in Exhibit 2 hereto, which shall be executed by the parties hereto prior to the induction of the Aircraft and/or Engine.  1.21 "Services"
means the services to be performed by KALITTA for the
Aircraft and/or Engine as set forth in the Work Authorization Form and any MWSRs.  1.22 "Work Authorization Form"
means a document in the form of
Exhibit 1 hereto identifying the Aircraft and/or Engine on which
Services are to be performed, describing the Services and the man hours or charges for performing the Services, and setting forth the scheduled Delivery and Redelivery Dates. The form when executed by
KALITTA and CUSTOMER shall constitute, in each case,
CUSTOMER's authorization for KALITTA to perform the Services on the
Aircraft and/or Engine and
KALITTA undertaking to do so, in accordance with this Agreement.
2 ENGAGEMENT
Subject to the terms and conditions of this Agreement, CUSTOMER engages KALITTA to perform the Services and provide Parts in accordance with Kalitta Maintenance Repair Station procedures.
3 TERMS OF AGREEMENT
3.1 Except as may be otherwise provided herein, this Agreement shall commence as of the date set forth on the first page of this Agreement upon execution hereof by both parties and shall continue in full force and effect for a period of two (2) years after such date, unless earlier terminated by either party for any or no reason by providing the other party with thirty (30) days prior written notice of termination. CUSTOMER may elect to extend this Agreement for additional successive terms of one
(1) year each, by providing written notice of such election to KALITTA at least sixty (60) days prior  Version 1 February 23, 2016 to the end of the initial term or any renewal term. KALITTA shall have the right to reject any such renewal or to condition such renewal on a new Schedule of Charges by giving CUSTOMER notice of such rejection or new Schedule of Charges within thirty (30) days after receipt of
CUSTOMER's renewal notice. If the parties are unable to agree on the revised charges, this Agreement shall terminate at the expiration of that initial or renewal term.
3.2 CUSTOMER agrees to pay all charges specified on the Schedule of
Charges.
4 SCOPE OF THE SERVICES
4.1 Services to be Provided
A. The specific Services to be provided by KALITTA shall be mutually agreed upon between KALITTA and CUSTOMER in the Work Authorization
Form. A Work Authorization Form must be executed for each Aircraft and/or Engine on which KALITTA performs Services under this Agreement and must be signed by both parties.

B. The Work Authorization Form may from time to time be amended by additional, alternative, or supplementing services as the parties may agree in writing including email, and memorialize by means of a written Modification of Work Scope Request or "MWSR" in the form of
Exhibit 3 hereto, to be executed by authorized representatives of
KALITTA and
CUSTOMER. Any additional Services which have a schedule impact on the scheduled Redelivery Date shall be mutually agreed and indicated in the applicable MWSR.
C. In the event of any conflict between the general terms and conditions of this Agreement and the specific terms and conditions which have been mutually agreed to by the parties in an executed Work
Authorization Form, the terms and conditions contained in the Work
Authorization Form shall prevail.
4.2 Fueling Services
For the purpose of performing maintenance services on the CUSTOMER
Aircraft, or for the purpose of permitting the CUSTOMER to return the
Aircraft to its base or the location of its choice, Fueling Services may be provided by KALITTA. Fueling Services include the sale and delivery of Fuel to the CUSTOMER. CUSTOMER agrees to purchase, receive and pay for the Fuel for consumption in the
CUSTOMER's Aircraft. Fueling Services may also include the defueling of an Aircraft as may be
required by applicable maintenance requirements. In the event CUSTOMER elects to have KALITTA provide fueling services the terms and conditions relating to Fueling Services are set forth in the
Version 1 February 23, 2016
attached Fueling Services Addendum (in the form of Exhibit 10 hereto)
and will become applicable upon execution by the parties, or upon the provision of fueling services by KALITTA.
5 PARTS, MATERIAL, SUPPLIES
5.1 KALITTA  Furnished Parts
Except as otherwise provided in Article 5.2 hereof, KALITTA shall procure and provide all common aircraft and engine hardware parts necessary to perform the Services. All freight and handling charges shall be in accordance with the Schedule of Charges.
5.2 CUSTOMER Furnished Parts
CUSTOMER will furnish to KALITTA any Parts required for the
performance of the Services ("CUSTOMER Furnished Parts"), in which case they shall be delivered to KALITTA no later than the scheduled
Delivery Date.  All parts furnished by CUSTOMER for the routine or stated work appearing in Exhibit 1 hereto, will be received through
OSC Stores Inspection Procedures and placed in a holding area as stated in Article 5.3A hereof. All non routine parts supplied by
CUSTOMER will meet the need by date specified by the Project Manager and conform to the OSC Inspection Procedures. Any CUSTOMER furnished non routine part not delivered to OSC by the need date will be considered a cause to escalate the re delivery schedule on a day for day slip, predicated on the actual date the part is received in OSC.
Should the CUSTOMER be unable to supply a non routine part, after stating it would supply the part, CUSTOMER has forty eight (48) hours to notify KALITTA. In the event CUSTOMER fails to notify KALITTA within the forty eight (48) hour period or fails to supply a non routine part, KALITTA may procure the non routine part and charge
CUSTOMER according to the provisions of Exhibit 2 hereto.
CUSTOMER will provide KALITTA with an inventory list of all provided
Parts, including, part numbers, descriptions and values in accordance with  the provisions of  Exhibit 9, hereto.
5.3 Handling, Storage and Disposition of CUSTOMER's Property
A. KALITTA shall provide sufficient hangar space for the Aircraft and/or Engine when required for performance of the Services and sufficient warehouse space for all CUSTOMER
Furnished Parts and/or any
of CUSTOMER's property removed from the Aircraft and/or Engine for storage. CUSTOMER Furnished Parts shall be physically isolated from
KALITTA Parts, and KALITTA shall take reasonable precautions to ensure limited access to and provide adequate security for the CUSTOMER
Furnished Parts.
B. CUSTOMER shall be responsible for all the handling, shipping and freight charges incurred for all CUSTOMER
Furnished Parts or property.
C. KALITTA shall return all the unused CUSTOMER Furnished Parts and property to CUSTOMER at the Redelivery. KALITTA shall arrange, at
CUSTOMER's sole expense and risk, for preparation and shipment of such
  Parts to the locations designated by CUSTOMER.
5.4 Title and Risk of Loss and Damage
During the performance of the Services, title to the Aircraft and/or
Engine, any of CUSTOMER's
property removed from the Aircraft and/or Engine for storage and all
CUSTOMER Furnished Parts shall at all times remain with CUSTOMER.
KALITTA shall bear the risk of direct loss or damage to such Aircraft and/or Engine(s), their parts, its engines, items of  CUSTOMER's property or any items of CUSTOMER Furnished Parts occurring while in the care, custody or control of KALITTA, if any loss or damage is caused by the negligence or willful misconduct of KALITTA or its
employees.   KALITTA's responsibility and risk for any such loss or
damage is limited to actual direct physical loss of or damage to the
Aircraft and or Engine, its parts, items of Customer's Property or items of CUSTOMER
Furnished Parts and excluded special, incidental, or
consequential damages, as provides for in Article 11.2
6 REGULATORY REQUIREMENTS
6.1 KALITTA Regulatory Responsibilities

KALITTA shall:
A. at all times meet the technical and operational requirements of an
FAA Certified Repair Station authorized to perform the Services and shall maintain an FAR Part 145 Certificate with applicable ratings for performance of the Services;
B. promptly report to CUSTOMER any discrepancies between FAA requirements and KALITTA operations as reported to KALITTA by the FAA;
  C. provide CUSTOMER with appropriate records of all maintenance transactions and component and piece part removals, along with the related teardown findings and repair billing information; and
D. be responsible for preparing FAA Form 337, or comparable CUSTOMER supplied documents (E.A. / E.O., etc.), to cover all major repairs and alterations accomplished during the Services; and
It shall be the responsibility of CUSTOMER to supply FAA approved data
  (acceptable to KALITTA) to cover all alterations, unless otherwise agreed by KALITTA. It shall be the responsibility of KALITTA to supply

FAA approved data for all major repairs performed during the Services, unless otherwise agreed, in writing, between KALITTA and CUSTOMER.
6.2 Classification of Repairs
CUSTOMER shall be required to classify major and minor repairs in accordance with the FAR Part 43
Appendix "A" definition and guidelines, it being understood that
KALITTA shall have no obligation
to do so for CUSTOMER under this Agreement.
7 OUTSIDE SERVICES
7.1 Use of Subcontracts
KALITTA may have any of the Services performed by subcontractors;
provided, that the use of subcontractors shall not create any contractual or agency relationship between CUSTOMER and any such subcontractor. The performance by any subcontractor of any Services shall not relieve KALITTA of any of its obligations to CUSTOMER hereunder
7.2 Outside Services or Subcontract Services Requirements
Any subcontractor used by KALITTA shall meet one or more of the following provisions as applicable:
A. hold a currently valid FAA Repair Station Certificate issued under
Part 145 of the Federal Aviation Regulations, with applicable rating for work to be performed under this Agreement and the specific requirements of FAR 145.2;
B. hold a current valid FAA Repair Station Certificate issued under
Part 145 of the Federal Aviation Regulations, with a limited rating for specialized services applicable to the Services performed, and have the related FAA approved process specification listed on its operations specifications;
C. be the manufacturer of the items to be serviced and have attached to each item a maintenance record prepared in accordance with Part 43 of the Federal Aviation Regulations; or
D. be equipped with the necessary tools, facilities, qualified personnel, quality control system, inspection procedures, and technical data to perform the Services; and be listed as an approved vendor for these Services in accordance with KALITTA's FAA approved
145 Repair Station requirements. Services performed by Kalitta under this provision shall be returned to service by Kalitta under its authority.
E. Any subcontractor must comply with any and all applicable requirements of Amendment 91 336 to 14 CFR Part 91.
8 DELIVERY, ACCEPTANCE AND REDELIVERY
8.1 Delivery of the Aircraft and/or Engine
A. CUSTOMER shall deliver the Aircraft and/or Engine designated in the
  Work Authorization Form to the Facility on or before the Induction
Date.
B. In the event of any delay of the scheduled Delivery of the Aircraft and/or Engine by CUSTOMER to the Facility, CUSTOMER shall immediately inform KALITTA of the details of such delay and advise KALITTA of a new scheduled Delivery Date. If the delay has an impact on the scheduled Redelivery Date, both parties shall discuss and mutually agree upon an amendment in the scheduled Redelivery Date specified in the Work Authorization Form.
C. Upon Delivery, KALITTA and CUSTOMER shall make a ground inspection of the Aircraft and/or Engine and execute a Delivery Receipt in the form of Exhibit 4 and/or Exhibit 6 hereto.
D. If defueling is required to accomplish the Services on the
Aircraft, CUSTOMER shall be charged for the defueling, storage, re certification and refueling in accordance with the provisions set forth in the Schedule of Charges in Exhibit 2 hereto.
8.2 Inspections and Tests of Aircraft
KALITTA shall conduct such inspections of the Aircraft and perfor
m
such tests as it deems necessary to comply with this Agreement.
8.3 Acceptance Tests by CUSTOMER of Aircraft
A. Upon KALITTA's completion of the Services and ground tests,
CUSTOMER may, using CUSTOMER's flight crews and at CUSTOMER's sol
e  risk and expense, perform ground and
flight
tests ("Acceptance Tests") on the Aircraft. KALITTA shall have the right to have a
representative on board during any ground or test flight.
B. All Acceptance Tests which are required by CUSTOMER shall be carried out by CUSTOMER at its own expense and risk, and CUSTOMER shall insure for all risks of loss, damage or liability arising from such Acceptance Tests. CUSTOMER agrees that all provisions of Article
11 and 12 of this Agreement apply to all Acceptance Tests.
4    Correction of Discrepancies of Aircraft
Upon completion of Acceptance Tests, KALITTA shall promptly correct any defects or discrepancies to the extent attributable to the performance of the Services by KALITTA or its subcontractor, at no additional cost to CUSTOMER. Additional Acceptance Tests may be performed by CUSTOMER at its own expense and risk to inspect KALITTA's correction of such defects or discrepancies.
5    Redelivery of the Aircraft
A. Upon completion of the Services by KALITTA and Acceptance Tests by
CUSTOMER, KALITTA shall redeliver the Aircraft to CUSTOMER at the
Facility. KALITTA and CUSTOMER shall make a ground inspection of the
Aircraft and execute a Redelivery Receipt in the form of Exhibit 5 hereto which shall indicate:  (1)
CUSTOMER's acceptance of the Aircraft and willingness to take redelivery thereof, and
(2)
CUSTOMER's recognition that KALITTA has performed all Services in compliance with the Work Authorization Form and MWSRs pursuant to this
  Agreement.
B.
KALITTA warrants to CUSTOMER that at Redelivery:

(1)  The Aircraft's maintenance paperwork shall have received all appropriate entries and where approved by the CUSTOMER, appropriate aircraft log entries made; and
(2)
All Services shall have been appropriately documented and shall have been performed in conformance with all applicable FARs, the Operators
Maintenance Program, if applicable, and Exhibit 1.
6    Inspections and Tests of Engine
KALITTA shall conduct such inspections of the Engine(s) and perform such tests as it deems necessary to comply with this Agreement.
CUSTOMER shall have the right, upon providing prior
Version 1 February 23, 2016
notice to KALITTA, but not the obligation, to observe KALITTA's performance of the inspections and tests and shall have the right, at all reasonable times, upon reasonable advance notice to KALITTA, to inspect the Engine(s), the maintenance records, FAA forms and records and all other documentation pertaining to the Engine(s) or the performance of the Services, provided that
CUSTOMER shall not interfere with KALITTA's performance and its obligations under this  Agreement.
8.7 Redelivery of the Engine
A. Upon completion of the Services, KALITTA shall redeliver the Engine
  to CUSTOMER at the Facility together with:   (1)
such Engine's relevant Customer Furnished Documentation, duly up dated;
(2)  all relevant test reports, technical repair reports and/or investigation reports (if any) including any required by the FAA IA

Inspector in accordance with Article 6.1(D) of this Agreement; and
B. Upon receipt of the foregoing, CUSTOMER shall execute a Redelivery
Receipt in the form of Exhibit 7 which shall indicate:
(1) CUSTOMER's acceptance of the Engine and willingness to take redelivery thereof, and  (2)
CUSTOMER's recognition that KALITTA has performed all Services in compliance with the Work Authorization Form and MWSRs pursuant to this
  Agreement.
C.
KALITTA agrees that all Services shall have been appropriately documented and shall have been performed in conformance with al
l  applicable FARs.
9 CHARGES AND PAYMENTS
KALITTA charges to CUSTOMER and payment by CUSTOMER for all Services and Parts provided by KALITTA, subcontract services and other charges associated with the performance of the Services, shall be in accordance with the Schedule of Charges.
10 WARRANTIES:  AIRCRAFT OR ENGINES  10.1 KALITTA Warranties
Version 1 February 23, 2016
KALITTA warrants its workmanship performed under this Agreement and agrees to bear the costs required to correct any defect in any Part serviced by KALITTA if the defect in such Part is caused by
KALITTA's  faulty workmanship, provided:
A. (Aircraft and Pratt & Whitney JT9 D Engines) the defect is discovered within sixty
(60) days or one hundred fifty (150) flying hours, whichever occurs first, following completion of the Workscope of the Aircraft, and
KALITTA is notified in writing within ten (10) days of CUSTOMER discovering the defect.
(GE Manufactured Engines) the defect is discovered within one hundred eighty days  (180)
or one thousand (1000) flying hours, whichever occurs first, following installation of the Engines, and KALITTA is notified in writing within ten (10) days of CUSTOMER discovering the defect.;
B.
CUSTOMER demonstrates to the reasonable satisfaction of KALITTA that the defect was due to faulty workmanship by KALITTA, provided that no act or omission by KALITTA shall be deemed to be faulty workmanship unless such act or omission is shown to be contrary to approved technical procedures in effect at the time performed; in the event of a warranty related dispute, both parties will attempt to reach an agreement; if an agreement cannot be reached, a third party expert agreeable to both the parties will be used for arbitration and whose decision will be accepted as final; and
C.
the Aircraft, engine, Part or material is returned to the Facility, at

CUSTOMER's expense, together with written particulars as to the nature of the claimed defect or to such other location as may be agreed upon between the parties in writing, and
D.
in no event shall KALITTA's liability under this Article exceed the total repair costs already paid by CUSTOMER to KALITTA.
10.2 Warranty Repairs by KALITTA
A. KALITTA's liability under the warranties set forth in Article 10.1 hereto shall be limited to the replacement or repair, at KALITTA's expense, (and subject to the limitations of Article 10.1(d)),  of all or any portion of the  warranted Services which, in the reasonable discretion of KALITTA, is caused by the defective workmanship of
KALITTA, and to the repair or replacement of only those  items or
Parts which have been serviced by and returned to KALITTA and, while in the reasonable discretion of KALITTA, have suffered damage directly as a result of a
defect in KALITTA's warranted Services.
B. KALITTA's obligations under this Article 10.2 shall not extend to
CUSTOMER Furnished or third party furnished Parts used by KALITTA in the performance of the Services unless and to the extent such parts are found by Kalitta, in its reasonable discretion to be damaged as a direct result of a defect in the warranted Services
10.3 Limitation of Warranties THE WARRANTIES SET FORTH IN THIS ARTICLE

10 AND THE OBLIGATIONS AND LIABILITIES OF KALITTA UNDER THIS ARTICLE
10 ARE THE EXCLUSIVE WARRANTIES PROVIDED BY KALITTA UNDER THIS
AGREEMENT. KALITTA MAKES NO WARRANTY, EXPRESS, IMPLIED, STATUTORY, OR
ORAL OF ANY KIND, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF
AIRWORTHINESS, MERCHANTABILITY, OR FITNESS FOR INTENDED USE OR FITNESS
  FOR A PARTICULAR PURPOSE FOR ANY SERVICES, PARTS OR MATERIALS OR
INFORMATION FURNISHED HEREUNDER. KALITTA WILL NOT BE LIABLE FOR ANY
INCIDENTAL, SPECIAL, CONSEQUENTIAL, OR RESULTANT DAMAGES OF ANY KIND,
INCLUDING BUT NOT LIMITED TO THE LOSS OF USE, LOSS OF REVENUE OR
PROFIT OR DIMINUTION OF VALUE. CUSTOMER AGREES THAT KALITTA'S SOLE
LIABILITY UNDER THIS ARTICLE 10 WILL BE AS PROVIDED IN ARTICLE 10.2
HEREOF.
10.4 CUSTOMER's Warranty Repairs Unless otherwise agreed in writing by

KALITTA, CUSTOMER shall return the Aircraft and/or Engine or defective
  Parts to KALITTA for all warranty repair or replacement pursuant to
Article 10.2 hereof.
10.5 Assignment of Warranties KALITTA shall assign to CUSTOMER on
Parts provided by KALITTA any and all assignable warranties, service life policies and patent indemnities of manufacturers, suppliers and subcontractors other than KALITTA. CUSTOMER shall be solely
responsible for enforcement of CUSTOMER's rights under such
warranties, service life policies and patent indemnities. Upon CUSTOME
R 's  request, KALITTA shall give notice to any such manufacturers, suppliers and subcontractors of the assignment of such warranties, service life policies and patent indemnities. To the extent warranties are not assignable by KALITTA to CUSTOMER, KALITTA shall endeavor, at
CUSTOMER's
expense, to enforce its rights under such warranties, service life policies and patent indemnities for the benefit of CUSTOMER.
10.6 Limitation of KALITTA 's Liabilities
KALITTA shall be relieved of all obligations and liabilities under this Article 10 if:
A. CUSTOMER maintains, operates or permits operation of the Aircraft, engine or Part
other than in accordance with the applicable manufacturer's operating and maintenance instructions, or
other than in accordance with an approved maintenance program for the
Aircraft and/or Engine. B CUSTOMER accomplishes or has accomplished by agencies other than by KALITTA,
the repair or replacement of all or any portion of KALITTA's warranted

Services without notifying and obtaining KALITTA's consent in writing.
  C. CUSTOMER accomplishes or has accomplished by agencies other than
KALITTA, repairs, alterations, modifications, replacements or overhauls of the Aircraft, engine or Part and if such repair, alteration, modification, replacement or overhaul is determined to be the cause of such defect.
D. The Aircraft, engine or Part is operated subsequent to involvement in an accident (as defined in 49 CFR 803.2) or an incident (as defined in FAA Order 8020.11C Chapter 6.r.) that caused any physical damage to the aircraft and prior to complete repair, if such operation is determined to be the cause of such defect.
E. KALITTA is notified in writing of any defect in KALITTA warranted
Services after the expiration of the warranty period set forth in
Article 10.1 hereof.
11 RELEASE, INDEMNIFICATION, AND LIABILITY
11.1 Release, Indemnification and Liability by CUSTOMER
A. Except as specifically provided for in Articles 5.4 and 11.1E, each

Party will be liable towards the other Party for damage to or loss of property and for the injury to or death of any person caused by the gross negligence or the willful misconduct of its members, its managers, its directors, officers, employees, agents or subcontractors in connection with or as a result of the Services rendered under this
Agreement.
B. KALITTA will indemnify, defend and hold harmless CUSTOMER, its members, its managers, its directors, officers, employees, agents and subcontractors from and against all claims of third parties related to damage, including but not limited to the Aircraft, loss, injury or death caused by the gross negligence or the willful misconduct of
KALITTA, its members, its managers, its directors, officers, employees, agents or subcontractors.
C. CUSTOMER will indemnify, defend and hold harmless KALITTA, its members, its managers, its directors, officers, employees, agents and subcontractors from and against all claims of third parties related to damages, including but not limited to the Aircraft, including any engines which may be attached, loss, injury or death unless such damage, loss, injury or death is caused by the gross
Version 1 February 23, 2016
negligence or the willful misconduct of KALITTA, its members, its managers, its directors, officers, employees, agents or subcontractors
..  D. The liability and indemnification include all necessary costs, expenses and fees incident thereto, however under no circumstances will the liability in Article 11 include any indirect, incidental, special, or consequential or resultant damages, of any kind, including but not limited to, loss of use, loss of profit, loss of revenue or diminution of value, provided, however, that this Article 11.1D shall not limit any claim KALITTA may have against CUSTOMER for breach of any payment obligation.
E. Each party assumes full responsibility for any and all liability on account of bodily injury to or death of any of its own employees occurring in the course of their employment (unless the bodily injury or death caused by the other party). Each party, with respect to its own employees, accepts full and exclusive liability in the payment of
Worker's Compensation or employer's liability insurance premiums and for the payment of all taxes, contributions, or other payments for unemployment compensation or old age benefits, pensions or annuities imposed by any government or agency having jurisdiction.
11.2. Exclusion.
NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR, AND EACH PARTY
EXPRESSLY
WAIVES AND RELEASES THE OTHER PARTY FROM, ANY CLAIM FOR CONSEQUENTIAL,

SPECIAL, INCIDENTAL, CONTINGENT AND/OR INDIRECT DAMAGES OF ANY KIND,
INCLUDING, BUT NOT LIMITED TO, LOSS OF USE, LOSS OF REVENUE, LOSS OF
PROFITS
AND/OR DIMINUTION OF VALUE.
11.3 Survival The provisions of this Article 11 shall remain in full force and effect after the expiration or earlier termination of this
Agreement.  Further, CUSTOMER will require any lessee or future operator of the Aircraft to agree to release and indemnify KALITTA according to the provisions of this Article 11.  .
11.4 Employee. Each party represents that it has or will obtain appropriate agreements with its employees or others whose services it may require, sufficient to enable it to comply with all the provisions of this
Agreement. KALITTA shall have the sole responsibility for supervision and control of KALITTA's  personnel.
12 INSURANCE

12.1 General

Version 1 February 23, 2016
Prior to Services being performed and throughout the term of this

Agreement, both KALITTA and CUSTOMER shall maintain insurance as required in this Article 12 and shall furnish to the other a certificate from its insurance carriers or insurance brokers confirming such coverage. The certificate will be in a form
substantially the same as Exhibit 12.1 for CUSTOMER , or 11.1 for
KALITTA, and will include the expiration dates, limits of coverage, additional insured requirements, contractual liability, and insurer's acceptance of all the provisions of this Agreement. All policies of insurance shall be endorsed so that coverage may not be canceled or changed adverse to the interest of the other party, without at least thirty (30) days prior written notice to the Parties.
12.2 Kalitta's Required Insurance.  See Exhibit 11.

12.3 Customer's Required Insurance.  See Exhibit 12.

12.4 Leased or Sold Aircraft and/or Engine.
In the event the Aircraft is leased or sold within three (3) years of the completion of the Workscope, CUSTOMER will require any LESSEE, subsequent owner or future operator of the Aircraft and/or Engine to maintain insurance coverages as provided for in this Article 12, including, but not limited to, naming KALITTA as an additional insured and waiving subrogation in favor of KALITTA but balance of the three
(3) years or until the next major maintenance check/inspection.
13 DEFAULT AND REMEDIES
13.1 Events of Default
Except as otherwise provided in this Agreement, if any one or more of the following events of default (the "Events of Default") shall happen, then this Agreement may be terminated, at the option of the party not in default (provided that the non defaulting party's option to terminate shall not be deemed an election of remedies):
A. If either party shall fail, in any material respect, in the performance of any of the obligations contained in this Agreement, which failure shall continue uncured for a period of ten (10) calendar days following written notice from the other party, unless the defaulting party provides to the other adequate assurance of its ability to cure such failure within a commercially reasonable time, and thereafter so cures;
B If either party shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent or shall file any petition or answer seeking any reorganization, composition,
readjustment, liquidation or similar relief for itself under any present or future statutes, law or  Version 1 February 23, 2016 regulation of the United States or shall seek or consent to or acquiesce in the appointment of any trustee, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or
C. If any representation or warranty made by any party herein or made in any statement or certificate furnished or required hereunder, or in connection with the execution and delivery of this Agreement proves untrue in any material respect as of the date of the issuance or making thereof.
Notwithstanding the provisions of Article 13.lA, hereof, CUSTOMER shall not be entitled to any notice of default with respect to its obligation to pay invoices under Article 9 hereof and in accordance with the provisions specified in the Terms of Payment set forth in
Exhibit 2 hereto.

14 DELAYS
14.1. Excusable Delays
A. KALITTA shall be excused from performance of the Services to the extent that such performance is delayed by change in the scope of
Services to be provided, acts or omissions by CUSTOMER to supply agreed data for Aircraft and/or Engine in work the non
availability of
Parts not generally anticipated in the performance of the Services on the Aircraft and/or Engine, delays caused by CUSTOMER, such as, but not limited to, the late Delivery of the Aircraft and/or Engine, the delivery of CUSTOMER Furnished Parts in an unusable or unserviceable condition or in insufficient quantities, mistakes, inaccuracies or other insufficiencies in any data supplied by CUSTOMER and relied upon by KALITTA, delays caused by CUSTOMER
Furnished labor and/or CUSTOMER
Furnished maintenance or the late delivery of documents CUSTOMER is required to furnish prior to the performance of the Services or an Act of God, natural hazard and/or disaster or any labor unrest, riot, civil commotion, lockout, national emergency, government intervention, restrictions or requirements, war, acts of foreign enemies or any fire, flood, earthquake, hurricane, tornado or perils
of the sea or other perils or any circumstances beyond the control of
KALITTA  ("Excusable Delays").
B. Notwithstanding, if CUSTOMER is delayed in delivering the Aircraft and/or Engine
due to causes beyond CUSTOMER's reasonable control, KALITTA shall, upon Delivery of the
Aircraft and/or Engine, use diligent efforts to complete the Services to be performed by the scheduled Redelivery Date and shall, to the extent necessary, request overtime authorization from
CUSTOMER's representative or extend the Redelivery Date.
15 TAXES
15.1 Taxes
A. CUSTOMER shall be solely responsible for paying any and all taxes, excises, duties and assessments (except taxes levied or assessed against KALITTA based on gross or net income ("Taxes") arising out of
KALITTA's performance of the Services and because the Aircraft and/or
Engine is located in Michigan, in any manner levied, assessed or imposed by any government or subdivision or agency having jurisdiction.
  B. CUSTOMER shall promptly pay and discharge when due, unless the validity or application to the Services is being contested in good faith, any and all Taxes, together with any interest and penalties, the responsibility and liability for which is assumed by CUSTOMER pursuant hereto. If any such Taxes are levied, assessed or imposed upon KALITTA , KALITTA shall notify CUSTOMER and CUSTOMER shall promptly pay and discharge the Taxes, but upon the written request and at the expense of CUSTOMER, KALITTA shall assist CUSTOMER in contesting the validity or application of such Taxes. If KALITTA receives a refund of all or any part of any Taxes (including, but not limited to, a refund of interest or penalties), the amount refunded to
KALITTA shall promptly be remitted to CUSTOMER, less any expenses of
KALITTA associated with contesting the validity or application of the
Taxes which were not previously reimbursed by CUSTOMER to KALITTA.
15.2 Tax Indemnities
Each party shall defend and indemnify and hold the other harmless from any and all Taxes, charges, interest, penalties and expenses assessed against the other party but which is the responsibility of the indemnifying party pursuant to Article 15.1 hereof.
16 RECORDS
16.1 Record keeping by KALITTA
A. KALITTA shall maintain work records consistent with FAA, and
KALITTA policies and procedures and shall provide CUSTOMER reasonable access to such records, for examination and, at CUSTOMER's expense, reproduction, upon reasonable advance request from CUSTOMER.
B. KALITTA shall maintain all records required by the FAA and shall supply to CUSTOMER all data required by CUSTOMER for FAA reports.
C. KALITTA shall supply CUSTOMER with one (1) copy of the records described in this Article 16 upon Redelivery or no later than ten (10)
  calendar days after Redelivery of the Aircraft and/or Engine to
CUSTOMER by KALITTA; provided, however, KALITTA shall supply CUSTOMER with one (1) copy of the records necessary or advisable for the operation of the Aircraft and/or Engine upon Redelivery.
KALITTA shall provide CUSTOMER with man hour runs with respect to T &
M items three (3) times per week.
16.2 Aircraft and/or Engine Maintenance Records
A. KALITTA shall record all maintenance entries in accordance with
Kalitta Maintenance Repair Station procedures and applicable FARs.
B. CUSTOMER shall furnish to KALITTA all applicable Aircraft and/or
Engine records, manuals and forms necessary for KALITTA's performance of the Services. It is the responsibility of CUSTOMER to supply current revisions of CUSTOMER's manuals held by KALITTA.
17 NON LIABILITY OF INDIVIDUALS  17.1 Non
Liability No director, officer, agent or employee of either
party shall be charged personally or held contractually liable by or to the other party under any term or provision of this Agreement or any supplement, modification, or amendment to this Agreement or because of any breach thereof or because of its execution or attempted execution.
18 CUSTOMER'S REPRESENTATIVES
18.1 On Site Representatives
A. During the period the Aircraft and or Engine is in the Facility,
CUSTOMER shall assign and designate, in writing, one or more person
(the "On Site Representative") to oversee KALITTA performance of the
Services. The On Site Representative shall have the authority to execute or authorize any MWSRs, overtime, Part requisitions, purchase orders and accept performance of the Services to be performed pursuant to the Work Authorization Form. All MWSRs executed by the On Site
Representative shall be for the account of CUSTOMER.
B. KALITTA shall provide the CUSTOMER's On
Site Representative(s) with
an appropriately furnished office at the Facility. The CUSTOMER's On
Site Representative(s) shall have access to telephone, facsimile machine and photocopier as required. All long distance telephone calls
  Version 1 February 23, 2016
and facsimile, living and traveling expenses, taxes, levies and other costs incurred by the On Site Representative(s) shall be for the account of CUSTOMER.
19 NON DISCLOSURE/NON SOLICITATION  19.1 Non
Disclosure The parties recognize that, in order for KALITTA
to be able to perform the Services under this Agreement, it may be necessary for CUSTOMER or one or more of its affiliates or
representatives to provide to KALITTA engineering and other technical data, drawings and other information that are
confidential and proprietary to CUSTOMER (the "Confidential Informatio
n "). KALITTA (a) shall
not disclose any of the Confidential Information to any person or entity except as necessary for the performance of the Services, and
(b) shall not use any of the Confidential Information in any manner or for any purpose other than for the performance of the Services. The term "Confidential Information" does not include data, drawings or information that are a matter of public record.  19.2 Non
Solicitation CUSTOMER and/or any affiliate of CUSTOMER shall not recruit, solicit, or employ any KALITTA employee, directly or indirectly, during the term of this Agreement and for a period of one

(1) year following the termination of this Agreement, or the date of the last maintenance performed pursuant to this Agreement, whichever occurs last, without the prior written approval of KALITTA.
or to such other persons or addresses as may be specified by either party in writing.
20.2 Assignment This Agreement shall inure to the benefit of and be binding upon each of the parties and their respective successors and assigns, but neither the rights nor the duties of either party under this
Agreement may be voluntarily assigned, in whole or in part, without the prior written consent of the other party, which consent shall not be unreasonably withheld.
20.3 Article Headings and Captions
All Article headings and captions used in this Agreement are for convenient reference and shall not affect the interpretation of this
Agreement.
20.4 Exhibits
All Exhibits described in this Agreement shall be deemed to be incorporated herein and made a part of this Agreement.
20.5 Applicable Law, Jurisdiction and Venue This Agreement will be governed and interpreted by Michigan law. Any lawsuit arising either directly or indirectly out of this Agreement, will be litigated in the
  Circuit Court for Washtenaw County,
Michigan, or if original jurisdiction can be established, in the
United States District Court for the Eastern District of Michigan.
Each Party shall be responsible for all associated costs related to acquiring and retention of their  respective legal counsel.
20.6 Amendments Except as otherwise specifically provided, this
Agreement shall not be modified except by written
agreement signed on behalf of CUSTOMER and KALITTA by their respective authorized representatives.
20.7 Entire Agreement This Agreement supersedes all prior
understandings, representations, negotiations and correspondence between the parties and constitutes the entire Agreement between the parties with respect to the transaction contemplated herein and shall not in any manner be supplemented, amended or modified
Version 1 February 23, 2016
by any course of dealing, course of performance or usage of trade or by any other means except executed in writing on behalf of the parties by their duly authorized officers.
20.8 Legality of Provisions
If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
20.9 No Waiver
The failure of either party at any time to require performance by the other of any provision of this Agreement shall in no way affect that party's right thereafter to enforce such provisions, nor shall the waiver of either party of any breach of any provision of this
Agreement be taken or held to be a waiver of any further breach of the same provision or any other provision.
20.10 Third Party Beneficiaries.
A. The parties hereby designate the indemnified parties as third party beneficiaries of the indemnification provisions of this Agreement.
B. Except as provided in Article 20.2 the parties do not confer any rights or remedies upon any person other than the parties to this
Agreement and their respective successors and permitted assigns.
LEFT INTENTIONALL BLANK
Signature page to follow
EXHIBIT 1
WORK AUTHORIZATION FORM
Pursuant to the Aircraft And/Or Engine Maintenance Service Agreement
between BALTIA AIR LINES, INC. ( CUSTOMER") and KALITTA AIR, LLC d/b/a

KALITTA MAINTENANCE ("KALITTA") Dated as of  __________________, 2016.
  1. AIRCRAFTAND/OR ENGINE
Manufacturer: _____________________ Model No: _____________________
Registration No.: _____________________ Serial No:
_____________________
2. WORK SCOPE & AGREED CHARGES
Maintenance Check (Routine) bid tasks include:
No.  Item  Man Hours*  Routine Cost**

*The above Man Hour quotes are based from the Work Scope Tally dated
_____________________.
**The total routine labor cost is based on _________ hours at the standard maximum rate of USD
_________ per hour (USD_____________) and _________ hours at NDT rate of USD ____________ per
hour (USD______________) for a total routine cost of USD _____________.

3. SCHEDULED DELIVERY AND REDELIVERY
Delivery Date: ____________________________
 Redelivery Date:  ____________________________
 Induction Date:  ____________________________   26
4. GENERAL TERMS & CONDITIONS, IF ANY
For and on behalf of
BALTIA AIR LINES, INC.  KALITTA AIR, LLC d/b/a KALITTA MAINTENANCE
  By:  By:
Name:  Name:
Title:  Title:

Date:  Date:
EXHIBIT 2 SCHEDULE OF CHARGES
1. LABOR CHARGES
a.
The labor charges for the Services to be performed, when agreed upon by the parties, shall be the result of applying the Hourly Labor Rate, contained in this Exhibit 2, to the actual man
hours ("on hand labor")
for the Services defined in the Work Authorization Form, written requests to modify the work scope and/or MWSRs.
b.  Upon receipt of any MWSRs, ("CUSTOMER") or its Authorized
Representative shall approve or advise KALITTA AIR, LLC d/b/a KALITTA
MAINTENANCE ("KALITTA") of any disputed charges presented in such
MWSRs. All MWSRs will only be worked on upon receipt of a written request (including e mail) and/or approval from the CUSTOMER or
its Authorized Representative.   2.  HOURLY LABOR RATE
Airframe Labor Rates  Engine Labor Rates (if requested):
  JT 9D  CF 6 , P/W 4000
Standard Labor Rate  US $55.00  US $55.00  US $ 70.00
Overtime Labor Rate  US  $59.00  US $60.00  US $105.00
Holiday OT Labor Rate  US $62.00  US $67.50  US $140.00
Inspection  US  $55.00  US $55.00  US $105.00
NDT Services  US  $65.00  US $60.00  US $105.00
Engineering Services  US  $75.00  Negotiable  US $110.00
  DER Services  Cost of Service  Negotiable  Negotiable
plus 5%, no cap
Machine Shop  US $65.00  US $70.00  US $70.00

Engine/Test Cells  n/a  US $30,000.00  US $46,000.00
  (Does not include fuel & Oil)
The Overtime Labor rates only apply if KALITTA has to adhere to the original contractual Redelivery Date in spite of major non routine(s)
arising and/or other additional CUSTOMER work requirement.  EXHIBIT 2
SCHEDULE OF CHARGES (continued)  3.
MATERIAL CHARGES
4.
FIELD TRIP CHARGES

a.  KALITTA  Supplied Parts and Fabricated Parts:  Acquisition costs plus 12% handling charge, not to exceed US$1000.00 per line item.
b.  CUSTOMER Furnished Parts:  Any packing, handling, and freight charges will be billed at actual cost to CUSTOMER. Freight charges will be assessed a 10% handling charge.
c.  Parts Exchange:  Vendor's exchange charges and the repair overhaul or replacement costs for the removed Part plus 7% handling charge, not to exceed US$1000.00 per line item.
d.  Outside/Subcontract Services:  Acquisition costs plus 10% handling charge, not to exceed US $1000.00 per line item.
e.  Fuel Handling:  If aircraft defueling and/or fueling is required, and CUSTOMER fails to execute the Fuel Services Addendum then CUSTOMER must contract with the Fixed Based Fuel Operator at CUSTOMER's sole cost. This cost shall be in addition to any man hours required of
Kalitta for the defueling and refueling.
f.  Miscellaneous Expendable Material & Supplies  Shall be provided by
  KALITTA and charged at 5% of the total non routine labor invoice amount
g.  Freight Expenses:  All freight expenses not charged directly to
CUSTOMER'S freight account will be billed at cost plus 10% to the
CUSTOMER.
h.  State of Michigan sales tax:  If required by the State of
Michigan, 6% on parts and materials that are purchased in Michigan for use on the Aircraft and/or Engine. Note: CUSTOMER must submit any tax exemption certificate for aircraft and/or engine parts and spares to
KALITTA upon execution of this Agreement and prior to any invoice to obtain a waiver of Michigan sales tax.
The following charges shall apply for field trip work (which for this purpose shall be defined as work accomplished at any location outside
KALITTA Facility):  Item  Description  Schedule of Changes  Remarks
a.  Standard Time  US$440.00 per eight (8) hour day per mechanic or
$55.00 per man hour. The eight hour day shall include preparation time, if any, such as loading of equipment and shipping and
waiting/travel time.  A minimum charge of four (4) man hours shall apply to any Field Trip work. Field Trip charges shall start from the time of preparation for the trip and terminate upon the personnel return to KALITTA Facility.
b.  Overtime  Each overtime hour will be billed at one and one half of
the Standard Time rate. Holiday Overtime shall be billed at two times the Standard Time rate.  Overtime charges shall apply only if the mechanic works in excess of eight (8) hours per day.
c.  Per Diem  US$55.00 per mechanic per day, domestic and US$65.00 per mechanic per day international.  Each mechanic shall complete a daily
Field Trip work Record to be verified by the CUSTOMER.
d.  Incidental Expenses  The CUSTOMER shall pay for the following incidental expenses: 1. All round trip airfare, airport taxes, excess baggage charges, hotel, rental car (plus gas) or transportation costs to and from the airport, and hotel. 2. Any special tooling
acquisition/or fabrication and shipping costs associated with the movement of such tooling/equipment from and to KALITTA's facility.
Such request shall be at the written request of the CUSTOMER. 3. Other expenses incurred that are associated with the Field trip such as telephone calls to base/vendors, equipment rental, etc.  A flat rate of $0.60 per mile shall apply if KALITTA vehicle is utilized for the
Field Trip.   e.  Materials and Outside Services  1. KALITTA
Furnished  acquisition  cost plus 12% handling charge, not
to exceed US $500.00 per line item  2. CUSTOMER
Furnished: Actual cost 3. Outside Services  cost of such
services plus 12% handling charge, not to exceed US$500.00 per line item (with the exception of CUSTOMER mandated fuel tank work). A Flat
Fee for outside services will be negotiated with the customer upon notification of work to be performed.  All freight charges for material and outside services are billed at cost plus 10% to the
CUSTOMER.
5. TERMS OF PAYMENT
a. For the Services and Parts provided pursuant to this Agreement,
KALITTA shall invoice CUSTOMER and CUSTOMER shall pay KALITTA based on the payment schedule below:  (1)
On the Delivery Date of the Aircraft and/or Engine, CUSTOMER shall make a payment for one half (1/2) of the fixed portion of the total contractual work scope and agreed charges.
(2)  On or before the half
way point of the contractual work scope, KALITTA
shall invoice CUSTOMER one half (1/2) of the fixed portion of the total contractual work scope and agreed charges, revised for any increases since the Delivery Date and CUSTOMER shall pay invoice before Redelivery.
(3)  KALITTA may invoice CUSTOMER monthly for the non
routine/variable
portion of the total contractual work scope and agreed charges and
CUSTOMER shall pay each invoice no later than fifteen (15) days after receipt thereof.
(4)
Kalitta may, prior to Redelivery of the Aircraft, invoice CUSTOMER for the estimated final non
routine/variable costs. CUSTOMER shall pay the
invoice prior to Redelivery of the Aircraft. An additional invoice or credit will be issued to CUSTOMER after Redelivery once KALITTA determines the actual non
routine/variable costs.  The invoice will be
paid within five (5) days of receipt.
5, On or before Redelivery of an Engine, CUSTOMER shall make a payment for any Modification of Work Scope Request which also includes all parts, materials, subcontractor services as well as miscellaneous items such as long distance telephone charges, freight, etc. KALITTA has the right to estimate prices for parts, materials, and
subcontractor services, which have not been invoiced to KALITTA prior to Redelivery. An additional invoice or credit will be issued to
CUSTOMER once KALITTA receives the actual invoices from its vendor.
b.
KALITTA may at any time submit additional invoices for any properly documented charges of services for which KALITTA is unable to invoice
CUSTOMER prior to Aircraft and/or Engine Redelivery either
inadvertently omitted from, or improperly documented in a previous invoice.
c.
All invoices submitted to CUSTOMER after Aircraft and/or Engine
  Redelivery is due net five (5) days after receipt.

PLEASE NOTE THAT ALL NOTICES ARE SENT ELECTRONICALLY.  NO INVOICE WILL
  BE SUBMITTED BY MAIL.
e. Payments to KALITTA shall be in United States dollars, if paid by wire transfer to:  Fifth Third Bank,  1000 Town Center
Southfield, MI 48075
Account Name:  Kalitta Air LLC
ABA Number:  042000314
Account Number:  7913836966
f.  In the event that CUSTOMER in good faith, disputes any of the invoices, payment of the disputed portion shall be delayed until such dispute is resolved to the mutual satisfaction of the Parties.
However, the undisputed portion shall be paid when due and payable.
CUSTOMER shall be deemed to have approved the invoice unless it submits its objection in writing within ten (10) days from date of invoice.
g.
Late Payments. If any sum payable under this Agreement is not paid on the due date then (without prejudice to KALITTA other rights and remedies at law or otherwise) KALITTA reserves the right to charge interest on such sum at the rate of two percent (2%) per month for each month or partial month, but not to exceed twenty five percent
(25%) per annum or the maximum rate allowable under Michigan Law, whichever is less.
EXHIBIT 3
MODIFICATION OF WORK SCOPE REQUEST

CUSTOMER: BALTIA AIR LINES, INC. Agreement No: ______________
  Date of Request:___________________  Project No./MWSR
No.:_________________
Aircraft Type: ____________________ Aircraft Registration:
___________________
Engine Type: _____________________ Engine Serial Number
__________________
Job Number: ______________________  Reference Document:
___________________
Generating Document/Item:

Task Description:
COMPLETE OR N/A WHERE APPLICABLE:  Estimated Man
hours: ____________________ Fixed Price Items Man
hours:____________
Overtime Required: Yes [ ] No [ ]
Material Provisioning Responsibility: CUSTOMER [ ] KALITTA [ ]
Estimated Material Costs: _____________________  Special to
type Tooling/Equipment Yes BALTIA AIR LINES, INC. No BALTIA  AIR
LINES, INC. Estimated Costs: _________________
Schedule Impact: Yes [ ] No [ ] Revised Redelivery Date:______________
_
EXHIBIT 3 MODIFICATION OF WORK SCOPE REQUEST (CONTINUED)
For and on behalf of
BALTIA AIR LINES, INC. By:  KALITTA AIR, LLC (d/b/a KALITTA
MAINTENANCE) . By:   Name  Name:
Title:  Title:

Date:  Date:
EXHIBIT 4
AIRCRAFT DELIVERY RECEIPT
KALITTA AIR, LLC d/b/a KALITTA MAITENANCE ("KALITTA") hereby accepts the delivery of one (1) _______________________________  Aircraft,
Manufacturer's Serial NO. __________, Federal Aviation Administration
Registration No______________ (the "Aircraft"),
together with the attached engines and all fixed equipment, parts, components and accessories installed thereon and all loose equipment specified in the Loose Equipment Inventory List, from BALTIA AIR
LINES, INC. ("CUSTOMER"), such delivery having been made at KALITTA's facility at OSC, Oscoda, Michigan, at _______(a.m./p.m.) on the _____
day of_________ , 20____ in accordance with the Aircraft and/or Engine

Maintenance Services Agreement between KALITTA and CUSTOMER dated as of _____________, 20____.
KALITTA hereby accepts the delivery of the Aircraft for the
performance of the Services in accordance with the above Agreement.
For and on behalf of
BALTIA AIR LINES, INC. By:  KALITTA AIR, LLC d/b/a KALITTA MAINTENANCE
  By:
Name:  Name:
Title:  Title:

Date:  Date:
EXHIBIT 5
AIRCRAFT REDELIVERY RECEIPT

BALTIA AIR LINES, INC.("CUSTOMER") hereby accepts the redelivery of one (1) ______________________  aircraft, Manufacturer Serial No.
______ and Federal Aviation Administration Registration No.
N___________, together with the attached engines and all fixed equipment, parts, components and accessories installed thereon, and all loose equipment specified in the Loose Equipment Inventory List, from KALITTA AIR, LCC d/b/a KALITTA MAINTENANCE ("KALITTA"), such redelivery having been made at KALITTA's facility at OSC, Oscoda,
Michigan, at _______ (a.m./p.m.) on the ______ day of ________,
20____, in accordance with the Aircraft and/or Engine Maintenance
Services Agreement between KALITTA and CUSTOMER dated as of
_____________, 20____.
CUSTOMER hereby accepts the return and redelivery of the Aircraft in accordance with the above Agreement.  For and on behalf of
BALTIA AIR LINES, INC. By:  KALITTA AIR, LLC d/b/a KALITTA MAINTENAN
CE  By:
Name:  Name:
Title:  Title:

Date:  Date:
EXHIBIT 6
ENGINE DELIVERY RECEIPT
KALITTA AIR, LLC d/b/a KALITTA MAINTENANCE ("KALITTA') hereby accepts the delivery of the engine(s) whose Manufacturer is
___________________________________Model  No(s).______________,
Manufacturer's Serial No(s). ___________, together with all fixed equipment, parts, components and accessories installed thereon, from
BALTIA AIR LINES, INC. ("CUSTOMER"), such delivery having been made at the Facility, at ______(a.m./p.m.) on the _____ day of_________ ,
20_____ in accordance with the Aircraft and/or Engine Maintenance
Services Agreement between KALITTA and CUSTOMER dated the ______ day of __________________, 20______ .
KALITTA hereby accepts the delivery of the Engine(s) for the performance of the Services in accordance with the above Agreement.
For and on behalf of
BALTIA AIR LINES, INC. By:  KALITTA AIR, LLC d/b/a KALITTA MAINTENANCE
  By:
Name:  Name:
Title:  Title:

Date:  Date:
EXHIBIT 7
ENGINE REDELIVERY RECEIPT
BALTIA AIR LINES, INC.("CUSTOMER"), hereby accepts the redelivery of the Engine(s) whose Manufacturer is _____________________________
No(s). ________________, Manufacturer Serial No(s).
___________________, together with all fixed equipment, parts, components and accessories installed thereon, from KALITTA AIR, LLC
d/b/a KALITTA
MAINTENANCE ("KALITTA"), such redelivery having been made at the
Facility, at
__________________ (a.m./p.m.) on the ______ day of ________, 20_____,
  in accordance with the Aircraft and/or Engine Maintenance Services
Agreement between KALITTA and CUSTOMER dated the _____ day of
____________, 20____.
CUSTOMER hereby accepts the return and redelivery of the Engine in accordance with the above Agreement.  For and on behalf of
BALTIA AIR LINES, INC. By:  KALITTA AIR, LLC d/b/a KALITTA MAINTENANCE
  By:
Name:  Name:
Title:  Title:

Date:  Date:
EXHIBIT 8
MISCELLANEOUS EXPENDABLE MATERIAL & SUPPLIES (MSP) LIST

EXHIBIT 9
INVENTORY LIST OF CUSTOMER PROVIDED PART
S
EXHIBIT 10
FUELING SERVICES ADDENDUM
Fueling Services provided pursuant to this Agreement will be provided according to the following terms and conditions:  1.
KALITTA AIR, LLC d/b/a KALITTA MAINTENANCE ("KALITTA") warrants to ("
CUSTOMER") that the Fuel supplied by it shall meet the specifications:
  (a) Jet A, latest issue; and/or  (b) Jet A 1, latest issue
2.
EXCEPT FOR THE SPECIFICATION REQUIREMENT SET FORTH ABOVE, THERE ARE NO
  GUARANTEES OR WARRANTIES HEREIN, EXPRESS OR IMPLIED, AS TO THE
MERCHANTABILITY, FITNESS OR SUITABILITY OF THE FUEL FOR ANY PARTICULAR
  PURPOSE OR OTHERWISE.
3.
Title to and risk of loss of the Fuel shall pass to the CUSTOMER at the time the Fuel passes the inlet coupling of the Aircraft.
4.
KALITTA's measurement shall be accepted as prima facie evidence of the quantities of Fuel delivered.
5.  Deliveries shall be made in accordance with all applicable governmental laws and regulations, and the requirements of the airport governing authority.
6.  CUSTOMER may request, and KALITTA may agree upon, a defueling of
CUSTOMER's Aircraft. The Fuel so removed from CUSTOMER's Aircraft shall be disposed of or stored as agreed between the parties and at
CUSTOMER's sole cost and expense. KALITTA may charge an extra fee for such services.
7.
CUSTOMER shall have sole responsibility for operating all appropriate
Aircraft fueling switches, valves and pre set quantities gauges.  In the event CUSTOMER requests KALITTA to operate fueling switches, valves and pre set gauges or other delivery services in addition to those listed as normal delivery services in the Agreement, and KALITTA agrees to perform same, CUSTOMER agrees to indemnify, defend and save harmless KALITTA from and against all claims, demands, proceedings, damages and liabilities for loss of or damage to property or for death of or injury to any person and against all associated direct costs
(including reasonable attorney's fees), losses and expenses, arising out of or related to KALITTA's action in performing or omission to perform the requested services, except as to KALITTA only, to the extent caused by the gross negligence or willful misconduct of KALITTA
..
8.
Complaints as to short delivery shall be notified to KALITTA at the time of delivery followed by a written claim to be made to KALITTA within fifteen (15) days after delivery. Complaints as to defects in quality or any other matter shall be notified to KALITTA as soon as practicable followed by a written claim to be made to KALITTA within thirty (30) days after delivery. If the claim is not made within either the fifteen (15) days period or the thirty (30) days period, respectively, it represents a waiver of the CUSTOMER's right to claim.
  In no event is a waiver of the right to claim made or implied by a signature or any other statement on the Delivery Note irrespective of whether or not such Delivery Note contains conditions implying such waiver.
9.
CUSTOMER shall pay any taxes, fees or other charges imposed by any national, local or airport authority on the delivery, sale,
inspection, storage and use of Fuel except for taxes on KALITTA's income and taxes on raw material. If CUSTOMER is entitled to purchase any Fuel sold pursuant to the Agreement free of any taxes, duties or charges, CUSTOMER shall deliver to KALITTA a valid exemption certificate for such purchase.
10.
Specifically in regard to fueling services provided by KALITTA, and not in any manner to alter the general liability provisions contained herein for matters unrelated to fueling, KALITTA shall indemnify, defend and save harmless CUSTOMER from and against any and all claims, demands,
proceedings, damages and liabilities for loss of or damage to property or for death of or injury to any person and against all associated direct costs (including reasonable attorney's fees), losses and expenses caused by the KALITTA's gross negligence or willful misconduct in the performance of or omission to
perform the Agreement, except with respect to CUSTOMER, to the extent caused by the negligence or willful misconduct of CUSTOMER.
Except to the extent otherwise provided in these General Terms and
Conditions of the Agreement, CUSTOMER shall indemnify, defend and save harmless KALITTA from and against any and all claims, demands, proceedings, damages and liabilities for loss or damage to property or for death of or injury to any person and against all associated direct costs (including reasonable attorney's fees), losses and expenses arising out of this Agreement or the obligations of the parties as set forth in this agreement, except, with respect to KALITTA, to the extent caused by the gross negligence or willful misconduct of KALITTA
..
Notwithstanding anything to the contrary in these General Terms and
Conditions of the Agreement, no claims shall be made under the
Agreement for incidental, indirect, consequential or special damages, including, but not limited to, loss of profits or business
interruption.
BALTIA AIR LINES, INC.  KALITTA AIR, LLC d/b/a KALITTA MAINTENANCE
By: By: Its: Its: EXHIBIT 11
KALITTA AIR, LLC d/b/a KALITTA MAINTENANCE Required Insurance Kalitta
Air, LLC d/b/a Kalitta Maintenance ("KALITTA") Insurance:
a.  Comprehensive  General  Liability  Insurance  (including,  but not  limited  to,
Premises, Products, and Hangar keeper's liabilities) with  a  Combined
  Single
Limit (Bodily Injury/Property Damage) of Five  Hundred Million United
States
Dollars (US$500,000,000.00) any one accident / occurrence, but subject to the
following:  as  respects Products Liability, the above limit is in the aggregate
annually.
b.  Worker's  Compensation  Insurance  and/or Employer's Liability
Insurance,  as
required by law with limits of not less than One Million United States
  Dollars
(US$1,000,000.00) per occurrence unless otherwise required by law.
KALITTA shall provide to BALTIA AIR LINES, INC. ("CUSTOMER") with a certificate or certificates from its insurance carriers indicating the expiration dates and limits of coverage of such insurance. The certificate of insurance holder shall be in the name of CUSTOMER at the address set forth in the introductory paragraph of this Agreement.
  KALITTA shall bear the costs and shall be responsible for all deductibles contained in the insurance policies required under this
Exhibit 11.  EXHIBIT 12
CUSTOMER Required Insurance
BALTIA AIR LINES, INC. ("CUSTOMER") Insurance:
1.   CUSTOMER agrees to maintain in force, during the term of this
Agreement, and for a period of three (3) years after Redelivery of the
  Aircraft,  the following insurance coverages:
a.   Comprehensive Airline Liability (including passenger, cargo and contractual liabilities), Comprehensive General Liability
(including airport premises, aviation products and completed operations and contractual liabilities and automobile liability while on airport premises) insuring all customer operations on a Worldwide basis.  Such coverage shall:
(1) Have limits of liability of not less than $500,000,000.00 Combined
  Single limit each
occurrence, except that the "on airport" automobile liability limit shall not be less than
$25,000,000.00 each occurrence; and
(2) Shall name
Kalitta Air, LLC d/b/a Kalitta Maintenance ("KALITTA"
), its members, officers, directors, employees and agents and any other party which KALITTA may from
time to time reasonably require as "Additional Insureds"; and
(3) Be primary without any right of contribution from any insurance available to KALITTA
or other "Additional Insured"; and
(4) Not be invalidated by any act or omission of CUSTOMER or other person or entity and
shall continue to insure the interests the "Additional Insured"
regardless of any breach of
any warranty , condition or exclusion contained in the policy; and
(5)
Insure the liabilities assumed by the CUSTOMER in this agreement und er  the contractual liability coverage; and
(6)
Contain cross liability and severability of interest clauses.

b.
"All Risks" Ground and Flight Aircraft Hull insurance and "All Risks, including transit, Aviation Spare Parts insurance insuring the
Aircraft and/or the Engines designated as the Aircraft that is the subject of this agreement as well as all CUSTOMER furnished parts.
Such coverage shall:

(1) have limits of liability not less than the replacement cost of the aircraft and/or engines, which is the subject of this agreement, as well as all CUSTOMER furnished parts; and
(2)  contained a waiver of subrogation in favor of KALITTA.
c.
Worker's Compensation Insurance and Employer's Liability Insurance as
required by law. Such coverage shall include:
(1)
Coverage for all states in which the CUSTOMER operates; and
(2)
An Employers Liability limit of not less than $1,000,000; an
d
d.  Each policy shall contain a provision that coverage shall not be cancelled, allowed to lapse, have any limits reduced, or have any material change made adverse to the interests of KALITTA, without
KALITTA being first provided 30 days written notice by Fax to Mr. Pete
  Sanderlin at 734 709 5008 and email to psanderlin@kalittaair.com.
2.   KALITTA shall have the right to refuse to accept the Aircraft from CUSTOMER until CUSTOMER provides KALITTA with a certificate substantially in the form attached as Exhibit
12.1 evidencing the coverage, limits of liability, insurance carrier, additional insureds, waivers and notice requirements required herein.
3.   CUSTOMER shall bear the cost and shall be responsible for all deductibles or self insured retentions contained in any insurance policy required under this EXHIBIT 12.  EXHIBIT 12.1
CERTIFICATE OF INSURANCE
This will confirm that as the appointed broker, we have been authorized by the insurers below to issue certificates, and that such coverage as is afforded by the policies is in effect and apply to the liabilities assumed by the Named Insured in the maintenance agreement between the Named Insured and Kalitta Air, LLC d/b/a Kalitta
Maintenance date ____________________.  Broker Name/Address:
Named Insured:  1.
Aircraft Liability Policy Number:
Policy Effective Date: Policy Expiration Date:
Lead Underwriter:  Following Market:
Liability Limit:  Not less than $500,000,000 combined single limit each occurrence.
2.
Comprehensive General Liability: Policy Number:

Policy Effective Date: Policy Expiration Date:
Lead Underwriter:  Following Market:

Liability Limits: Not less than $500,000,000 combined single limit each occurrence, but in the
aggregate as respects Products & Completed Operations Liability. "On
  Airport" automobile
liability limit is not less than $25,000,000 each occurrence.
3.   Such coverage as is afforded by policies in 1 and 2 above:
a.
Include Kalitta, its member, officers, directors, employees and agen ts  as "Additional Insureds"; and
b.
Are primary and without right of contribution from any insuranc
e  available to Kalitta; and
c.
Shall not be invalidated by any act or omission of Customer or any other person or entity and
shall continue to insure the interests of the "Additional Insureds"
regardless of any breach of
any warranty, condition or exclusion contained in the policies; and,
d.  Such coverage as is provided by the policies applies to the liabilities assumed by the Named Insured in the maintenance agreement between the Named Insured and Kalitta dated ______; and
e.
Contain cross liability and severability of interest clauses.

4.   Aircraft Hull and Aviation Spare Parts: Policy Number:
Policy effective date: Policy Expiration Date:
Lead Underwriter:  Following Market:
Aircraft Serial Number: Insured Value:

Spare Parts Limits: Any one sending:
Any one occurrence:
Underwriters agree to waive their rights of subrogation against
  Kalitta.
5.   Workers Compensation & Employers Liability: Policy Number:
Insurance Company: Policy Expiration Date:  Policy Effective Date:
Employer's Liability Limit:
6.   The policies confirmed above shall not be cancelled, allowed to lapse, have any limit reduced or other material change adverse to the interests of Kalitta without 30 days prior written notice being sent to Mr. Pete Sanderlin by FAX to 734 544 5008 and email
psanderlin@kalittaair.com.
By:________________________________________
Date:_________________________  Signature  Typed/Printed Name
Title